================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                              -------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 30, 1999



                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)


           GEORGIA                        0-9385                 91-1117599
       (State or other           (Commission file number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                               4370 PEACHTREE ROAD
                             ATLANTA, GEORGIA 30319
                    (Address of principal executive offices)
                                 (404) 266-8333
              (Registrant's telephone number, including area code)



================================================================================

ITEM 5.  OTHER EVENTS.

         As reported in the Current Report on Form 8-K dated April 23, 1999 filed by Bull Run Corporation (the "Company"), in connection with amending the Rights Agreement dated July 1, 1994 between Rawlings Sporting Goods Company, Inc. ("Rawlings") and ChaseMellon Shareholder Services, L.L.C., as amended (the "Rights Plan"), to prevent the Rights Plan from being triggered, the Company and Rawlings entered into Amendment Number One to Standstill Agreement dated as of April 23, 1999 ("Amendment Number One"). Among other things, Amendment Number One provided that the Company would sell in the open market on or before July 1, 1999 30,000 shares of Common Stock of Rawlings. On June 30, 1999, the Company and Rawlings agreed to extend the July 1, 1999 deadline for such sale to July 31, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BULL RUN CORPORATION


Date:  July 9, 1999                         By: /s/ Robert S. Prather, Jr.
                                               -------------------------------
                                                 Robert S. Prather, Jr.
                                                 President